Enterprise Financial Services Corp 2014 Fourth Quarter Earnings Release ACCEL ERAT ING QUAL IT Y GROWT H

Some of the information in this report contains “forward-looking statements” within the meaning of and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified with use of terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “could,” “continue” and the negative of these terms and similar words, although some forward-looking statements are expressed differently. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. You should be aware that our actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including, but not limited to: credit risk; changes in the appraised valuation of real estate securing impaired loans; outcomes of litigation and other contingencies; exposure to general and local economic conditions; risks associated with rapid increases or decreases in prevailing interest rates; consolidation within the banking industry; competition from banks and other financial institutions; our ability to attract and retain relationship officers and other key personnel; burdens imposed by federal and state regulation; changes in regulatory requirements; changes in accounting regulation or standards applicable to banks; and other risks discussed under the caption “Risk Factors” of our most recently filed Form 10-K and in Part II, 1A of our most recently filed Form 10-Q, all of which could cause the Company’s actual results to differ from those set forth in the forward-looking statements. Readers are cautioned not to place undue reliance on our forward-looking statements, which reflect management’s analysis and expectations only as of the date of such statements. Forward-looking statements speak only as of the date they are made, and the Company does not intend, and undertakes no obligation, to publicly revise or update forward-looking statements after the date of this report, whether as a result of new information, future events or otherwise, except as required by federal securities law. You should understand that it is not possible to predict or identify all risk factors. Readers should carefully review all disclosures we file from time to time with the Securities and Exchange Commission which are available on our website at www.enterprisebank.com. Forward-Looking Statement 1

Delivered Robust Portfolio Loan Growth Reversed Core Net Interest Income Trends Defended Core Net Interest Margin Maintained High Credit Quality Performance Improved Operating Leverage 2014 Accomplishments 2

Portfolio Loan Growth $2,137 $2,174 $2,251 $2,294 $2,434 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 In Millions 3

$1,041 $1,060 $1,135 $1,172 $1,270 12/31/2013 3/31/2014 6/30/2014 9/30/2014 12/31/2014 Commercial & Industrial Loan Growth In Millions 4

Drivers of 2014 Portfolio Loan Growth Enterprise Value Lending, 18.6% Life Insurance Premium Finance, 23.0% General Commercial & Industrial, 35.2% Commercial/ Construction RE, 6.4% Residential RE, 9.0% Consumer & Other, 7.7% Enterprise Value Lending Life Insurance Premium Finance General Commercial & Industrial Commercial/Construction RE Residential RE Consumer & Other $297 Million 5

Portfolio Loans Grow in Each Region $1,532 $507 $98 St. Louis Kansas City Arizona 12/31/2013 $1,712 $583 $139 St. Louis Kansas City Arizona 12/31/2014 In Millions In Millions 6

7 Full Year Earnings Per Share Trends $1.47 < $0.13> $0.06 < $0.17 > < $0.02 > $0.08 $1.29 2013 PCI Loan NII Core Asset NII Portfolio Loan Loss Provision Non-Interest Income Operating Expenses 2014 In Millions Changes in Core EPS* * A Non GAAP Measure Refer to Appendix for Reconciliation

8 Full Year Earnings Per Share Trends $22,387 $1.38 $1.32 $1.20 $1.35 $0.09 $0.03 < $0.03> < $0.15> $1.29 EPS Debt Extinguishment Facilities Disposal Transaction Fee Income Non-Core Covered Assets Core EPS In Millions * A Non GAAP Measure Refer to Appendix for Reconciliation (1) FDIC Loss Sharing Agreements (2) Refer to 9/30/2014 Form 10-Q for Additional Details Reported vs. Core EPS* 2014 (2) (1)

Positive Momentum in Core* Earnings Per Share $0.28 $0.31 $0.37 $0.33 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation 9

Net Interest Income Driving Core Revenue Growth* In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $23.7 $24.2 $24.9 $25.7 3.44% 3.41% 3.41% 3.45% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $- $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $8.0 $9.0 $10.0 $11.0 $12.0 $13.0 $14.0 $15.0 $16.0 $17.0 $18.0 $19.0 $20.0 $21.0 $22.0 $23.0 $24.0 $25.0 $26.0 $27.0 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Core Net Interest Income* FTE Net Interest Margin* 10

Credit Trends for Portfolio Loans 8 bps 15 bps -5 bps 10 bps Q1 '14 Q2 '14 Q3 '14 Q4 '14 0 Net Charge-offs (1) 2014 NCO = 7 bps 2013 NCO = 31 bps (1) Portfolio loans only, excludes PCI loans $36.7 $77.1 $43.8 $139.1 0 50 100 150 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Portfolio Loan Growth $1.0 $1.3 $0.1 $2.0 $- $0.6 $1.2 $1.8 $2.4 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Provision for Portfolio Loans 12/31/14 EFSC Peer(2) NPA’s/Assets = 0.74% 1.01% NPL’s/Loans = 0.91% 1.13% ALLL/NPL’s = 135% 120% ALLL/Loans = 1.24% 1.35% (2) Peer data is 2014 Proxy LTIP Peer Group – median values as of 9/30/2014 (source: SNL Financial) In Millions In Millions 11

Managed Operating Expenses* Improving Efficiency In Millions Note: * A Non-GAAP Measure, Refer to Appendix for Reconciliation $20.4 $19.5 $19.3 $20.2 68.2% 64.5% 62.8% 62.8% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 0 6 12 18 24 Q1 '14 Q2 '14 Q3 '14 Q4 '14 Operating Expenses* Core Efficiency Ratio* 12

Continued Growth in Core EPS  Drive Net Interest Income Growth in Dollars with Favorable Loan Growth Trends  Defend Net Interest Margin  Maintain High Quality Credit Profile Achieve Further Improvement in Operating Leverage Enhance Deposit Levels to Support Growth Financial Priorities 13

Appendix

Use of Non-GAAP Financial Measures 15 The Company's accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as Core net income margin and other Core performance measures, in this presentation that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company's financial performance, financial position or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its Core performance measures presented in presentation as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of PCI loans and related income and expenses, the impact of nonrecurring items, and the Company's operating performance on an ongoing basis. Core performance measures include contractual interest on PCI loans but exclude incremental accretion on these loans. Core performance measures also exclude the Change in FDIC receivable, Gain or loss of other real estate covered under FDIC loss share agreements and expenses directly related to the PCI loans and other assets covered under FDIC loss share agreements. Core performance measures also exclude certain other income and expense items the Company believes to be not indicative of or useful to measure the Company's operating performance on an ongoing basis. The attached tables contain a reconciliation of these Core performance measures to the GAAP measures. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company's performance and capital strength. The Company's management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company's operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the tables below, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measure for the periods indicated.

Reconciliation of Non-GAAP Financial Measures

(in thousands)	For the Quarter ended Dec 31, 2014	Sep 30, 2014	June 30, 2014	March 31, 2014	Dec 31, 2013	For the Years ended Dec 31, 2014	Dec 31, 2013
CORE PERFORMANCE MEASURES							
Net interest income	$ 30,816	$ 27,444	$ 28,742	$ 30,366	$ 32,371	$ 117,368	$ 135,152
Less: Incremental accretion income	(5,149)	(2,579)	(4,538)	(6,664)	(7,314)	(18,930)	(35,347)
Core net interest income	25,667	24,865	24,204	23,702	25,057	98,438	99,805
Total noninterest income	4,852	4,452	3,405	3,922	4,946	16,631	9,899
Change in FDIC loss share receivable	(1,781)	(2,374)	(2,742)	(2,410)	(4,526)	(9,307)	(18,173)
Gain on sale of investment securities	-	-	-	-	-	-	-
Gain on sale of other real estate covered under FDIC loss share	195	(45)	164	131	97	445	1,071
Gain on sale of branches	-	-	-	-	1,044	-	1,044
Gain on sale of investment securities	-	-	-	-	-	-	1,295
Closing fee	-	945	-	-	-	945	-
Core noninterest income	6,438	5,926	5,983	6,201	8,331	24,548	24,662
Total core revenue	32,105	30,791	30,187	29,903	33,388	122,986	124,467
Provision for portfolio loans	1,968	66	1,348	1,027	2,452	4,409	(642)
Total noninterest expense	24,795	21,121	20,445	21,102	28,199	87,463	90,639
FDIC clawback	141	1,028	143	(111)	136	1,201	951
Other loss share expenses	544	746	834	829	1,184	2,953	4,565
FHLB prepayment penalty	2,936	-	-	-	2,590	2,936	2,590
Facilities disposal charge	1,004	-	-	-	797	1,004	797
Core noninterest expense	20,170	19,347	19,468	20,384	23,492	79,369	81,736
Core income before income tax expense	9,967	11,378	9,371	8,492	7,444	39,208	43,373
Core income tax expense	3,264	3,926	3,108	2,867	1,994	13,165	14,407
Core net income	$ 6,703	$ 7,452	$ 6,263	$ 5,625	$ 5,450	$ 26,043	$ 28,966
Core earnings per share	$ 0.33	$ 0.37	$ 0.31	$ 0.28	$ 0.28	$ 1.29	$ 1.47
Core efficiency ratio	62.83%	62.83%	64.49%	68.17%	70.36%	64.53%	65.67%
Core return on average assets	0.82%	0.93%	0.80%	0.74%	0.69%	0.82%	0.93%
Core return on average common equity	8.43%	9.65%	8.44%	7.94%	7.64%	8.63%	11.18%
NET INTEREST MARGIN TO CORE NET INTEREST MARGIN							
Net interest income (fully tax equivalent)	$ 31,223	$ 27,843	$ 29,133	$ 30,803	$ 33,011	$ 119,002	$ 137,375
Less: Incremental accretion income	(5,149)	(2,579)	(4,538)	(6,664)	(7,314)	(18,930)	(35,347)
Core net interest income	$ 26,074	$ 25,264	$ 24,595	$ 24,139	$ 25,697	$ 100,072	$ 102,028
Average earning assets	$ 2,998,467	$ 2,943,070	$ 2,895,982	$ 2,848,514	$ 2,880,991	$ 2,921,978	$ 2,875,765
Reported net interest margin	4.13%	3.75%	4.04%	4.39%	4.55%	4.07%	4.78%
Core net interest margin	3.45%	3.41%	3.41%	3.44%	3.54%	3.42%	3.55%

ENTERPRISE FINANCIAL

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